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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

       We consent to the use in this Registration Statement of IMPSAT Fiber Networks, Inc. on Form S-4 of our report dated March 17, 2000, appearing in the Prospectus, which is part of this Registration Statement.

       We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Miami, Florida
April 17, 2000